EXHIBIT 10.1

ESPAÑOL	ENGLISH

Convenio de Avenencia (el “Convenio”) que celebran el Gobierno de Baja California (“Gobierno de BC”), Consolidated Water Coöperatief, U.A. (“CW”), N.S.C. Agua, S.A. de C.V. (“NSC”), y Aguas de Rosarito, S.A.P.I. de C.V. (“AdR”), con la comparecencia de Banco Nacional de Obras y Servicios Públicos, S.N.C., en calidad de fiduciario conforme al Contrato de fideicomiso identificado con el número 1936, designado Fondo Nacional de Infraestructura (“FONADIN”) (cada uno denominado como una “Parte” y en conjunto, como las “Partes”), de conformidad con los siguientes antecedentes, declaraciones y garantías y cláusulas.

Settlement agreement (“Agreement”) entered into by and between the Government of Baja California (“BC Government”), Consolidated Water Coöperatief, U.A. (“CW”), N.S.C. Agua, S.A. de C.V. (“NSC”), and Aguas de Rosarito, S.A.P.I. de C.V. (“AdR”), with the appearance of Banco Nacional de Obras y Servicios Públicos, S.N.C., as trustee within the trust agreement identified with number 1936, named Fondo Nacional de Infraestructura (“FONADIN”) (each a “Party” and jointly referred to as the “Parties”), in accordance with the following background, representations and warranties, and clauses.

ANTECEDENTES	BACKGROUND

I. El 22 de agosto de 2016, AdR celebró un Contrato de asociación pública-privada (el “Contrato APP”) con la Comisión Estatal del Agua de Baja California (“CEA”), la Comisión Estatal de Servicios Públicos de Tijuana (“CESPT”) y el Gobierno de BC (representado por su Secretaría de Finanzas y Planeación) para desarrollar, financiar, construir y operar una planta desalinizadora y sus respectivos ductos en las Playas de Rosarito, Baja California (el “Proyecto”).  El 1 de junio de 2018, las partes del Contrato de APP celebraron un convenio modificatorio al mismo.

I. On 22 August 2016, AdR entered into a public-private partnership agreement (“APP Contract”) with the Comisión Estatal del Agua de Baja California (“CEA”), the Comisión Estatal de Servicios Públicos de Tijuana (“CESPT”), and the BC Government (represented by its Ministry of Finance and Planning) to develop, finance, build and operate a desalination plant and its accompanying pipelines in Playas de Rosarito, Baja California (“Project”).  On 1 June 2018, the parties to the APP Contract executed an amendment to the APP Contract.

II. El 29 de junio de 2020, CEA y CESPT enviaron una notificación a AdR para dar por terminado el Contrato de APP e invitar a AdR a presentar una solicitud de reembolso de los gastos relacionados con el Proyecto de conformidad con el Contrato de APP y las leyes mexicanas que regían dicho Contrato.  AdR impugnó la legalidad de la terminación y presentó una solicitud de reembolso el 28 de agosto de 2020. A la fecha de suscripción del presente instrumento, AdR no ha recibido ningún reembolso.

II. On 29 June 2020, CEA and CESPT sent a notice to AdR terminating the APP Contract and inviting AdR to submit a request for the reimbursement of Project-related expenses in accordance with the APP Contract and Mexican law governing the APP Contract.  AdR disputed the lawfulness of the termination and submitted a reimbursement request on 28 August 2020.  As of the date of execution of this Agreement, AdR has not received a reimbursement.

III. El 16 de abril de 2021, CW, NSC y AdR notificaron a los Estados Unidos Mexicanos (“México”) que había surgido una controversia entre CW, NSC y AdR por una parte, y México por la otra, conforme al Acuerdo para la Promoción y Protección Recíproca de las Inversiones entre los Estados Unidos Mexicanos y el Reino de los Países Bajos (el

III. On 16 April 2021, CW, NSC and AdR notified the United Mexican States (“Mexico”) that a dispute had arisen between CW, NSC and AdR on the one hand, and Mexico on the other, under the Agreement on Promotion, Encouragement and Reciprocal Protection of Investments between the Kingdom of the Netherlands and Mexico

“Tratado”), en relación con la terminación del Contrato de APP y la solicitud de reembolso de AdR (la “Controversia”).	(“Treaty”), in connection with the termination of the APP Contract and AdR’s reimbursement request (“Dispute”).

IV. El 7 de febrero de 2022, CW presentó una solicitud de arbitraje por su propio derecho y en representación de NSC y AdR ante el Centro Internacional de Arreglo de Diferencias Relativas a Inversiones (“CIADI”) para solicitar el arbitraje de una controversia conforme al Tratado, la cual se registró bajo el caso de referencia Consolidated Water Coöperatief, U.A. vs. United Mexican States (CIADI Caso No. ARB/22/6) (el “Arbitraje”).

IV. On 7 February 2022, CW submitted a Request for Arbitration on its own behalf and on behalf of NSC and AdR to the International Centre for Settlement of Investment Disputes (“ICSID”), requesting arbitration of a dispute under the Treaty, which Request was registered under the case reference Consolidated Water Coöperatief, U.A. v. United Mexican States (ICSID Case No. ARB/22/6) (“Arbitration”).

V. El 29 de julio de 2022, CW y México convinieron suspender la designación del tribunal arbitral con el objeto de facilitar las negociaciones entre CW, NSC, y el Gobierno de BC para solventar la Controversia de forma amigable.  Posteriormente, CW y México convinieron prórrogas sucesivas de esta suspensión.

V. On 29 July 2022, CW and Mexico agreed to postpone the appointment of the arbitral tribunal in the interest of facilitating discussions between CW, NSC, and the BC Government to settle the Dispute amicably.  Subsequently, CW and Mexico agreed to successive extensions of this postponement.

VI. El 27 de marzo del 2024, las Partes celebraron un convenio de términos y condiciones que formaliza su acuerdo de dar por terminado el Arbitraje y transigir la Controversia (el “Convenio de Términos y Condiciones”).

VI. On 27 March 2024, the Parties entered into a term sheet that memorializes their agreement to discontinue the Arbitration and settle the Dispute (“Term Sheet”).
DECLARACIONES Y GARANTÍAS	REPRESENTATIONS and warranties
I. CW, a través de su representante legal Frederick W. McTaggart, otorga las siguientes declaraciones y garantías, que son exactas y se encuentran en vigor a la fecha de celebración de este Convenio:	I. CW, through its legal representative Frederick W. McTaggart, make the following representations and warranties, which are accurate and effective as of the signature date of this Agreement:

a)

Es una cooperativa constituida legalmente y con existencia válida de conformidad con las leyes del Reino de los Países Bajos, según se evidencia en su escritura constitutiva de fecha 27 de abril de 2010 y tiene personalidad jurídica para celebrar y otorgar este Convenio.

a)
It is a cooperative legally constituted and existing in accordance with the laws of the Kingdom of the Netherlands, as evidenced by its deed of incorporation dated 27 April 2010, and has full legal capacity to enter into and perform this Agreement.

b)

Su representante legal tiene personalidad jurídica y todas las facultades necesarias para celebrar este Convenio en su representación, según se evidencia en la escritura pública número 78,723, de fecha 27 de mayo de 2024, otorgada ante el Lic. Luis Felipe Ordaz González, Notario Público No. 5 de Querétaro, Querétaro (que se acompaña como Anexo 1 a este Convenio), y que dichas facultades no le han sido revocadas, modificadas

b)
Its legal representative has full legal authority and capacity to enter into this Agreement on behalf of it, as evidenced by public deed number 78,723, dated May 27, 2024, executed before Mr. Luis Felipe Ordaz González, Notary Public No. 5 for Querétaro, Querétaro  (attached as Annex 1 to this Agreement), and said authority and capacity have not been revoked, modified or limited in any form on the signature date of this Agreement.

ni limitadas de ninguna forma a la fecha de celebración de este Convenio.

c)

Que ha (i) cumplido con todos los requerimientos y procedimientos legales, (ii) obtenido todos los consentimientos, autorizaciones y renuncias, y (iii) tomado todas las acciones necesarias para autorizar y validar la celebración y cumplimiento de este Convenio y todas las operaciones contempladas en el mismo.

c)It has (i) satisfied all legal requirements and procedures, (ii) obtained all consents, authorizations and waivers, and (iii) taken any and all other actions necessary to authorize and validate the execution and performance of this Agreement and all transactions contemplated by it.

d)

Celebra y otorga debidamente este Convenio, el cual constituye una obligación legal, válida, vinculante y exigible en su contra.  La celebración y el cumplimiento de este Convenio no están prohibidos en la ley aplicable ni violan la misma.

d)This Agreement is duly executed and delivered by it, and constitutes its lawful, valid and legally binding and enforceable obligations.  The execution and performance of this Agreement are not prohibited by and do not violate any applicable law.

e)

Celebra este Convenio para terminar el Arbitraje y transigir la Controversia en los términos y condiciones previstos en este Convenio, los cuales han sido convenidos sin que exista dolo, error o mala fe.

e)It enters into this Agreement to discontinue the Arbitration and settle the Dispute under the terms and conditions set forth in this Agreement, which have been agreed without the existence of fraud, error or bad faith.

II. NSC, a través de su representante legal Frederick W. McTaggart, otorga las siguientes declaraciones y garantías, que son exactas y se encuentran en vigor a la fecha de celebración de este Convenio:

II. NSC, through its legal representative Frederick W. McTaggart, makes the following representations and warranties, which are accurate and effective as of the signature date of this Agreement:

a)

Es una Sociedad Anónima de Capital Variable constituida y con existencia válida de conformidad con las leyes de México, según se evidencia en la escritura pública número 74,776 de fecha 12 de mayo de 2010, otorgada ante el Lic. Ricardo del Monte Núñez, Notario Público número 8 para Tijuana, Baja California y tiene personalidad jurídica para celebrar y otorgar este Convenio.  Su Registro Federal de Contribuyentes es NAG100512UA7.

a)It is a Sociedad Anónima de Capital Variable legally constituted and existing in accordance with the laws of Mexico, as evidenced by public deed number 74,776 dated 12 May 2010, executed before Mr. Ricardo del Monte Núñez, Notary Public 8 for Tijuana, Baja California and has full legal capacity to enter into and perform this Agreement.  Its Federal Taxpayers Registry is NAG100512UA7.

b)Su representante legal tiene todas las facultades necesarias para celebrar este Convenio en su representación, según se evidencia en la escritura pública número 86,512 de fecha 12 de abril de 2024, otorgada ante el Lic. Luis de Angoitia Becerra, Notario Público número 109 de la Ciudad de México (que se acompaña como Anexo 2 a este Convenio), y que dichas facultades no le han sido revocadas, modificadas ni limitadas de ninguna forma a la fecha de celebración de este Convenio.

c)Its legal representative has full legal authority and capacity to enter into this Agreement on behalf of it, as evidenced  by public deed number 86,512 dated 12 April 2024, executed before Mr. Luis Angoitia Becerra, Notary Public 109 of Mexico City (attached as Annex 2 to this Agreement), and said authority and capacity have not been revoked, modified or limited in any form on the signature date of this Agreement.

c)

Que ha (i) cumplido con todos los requerimientos y procedimientos legales, (ii) obtenido todos los consentimientos, autorizaciones y renuncias, y (iii) tomado todas las acciones necesarias para autorizar y validar la celebración y el cumplimiento de este Convenio y todas las operaciones contempladas en el mismo.

d)It has (i) satisfied all legal requirements and procedures, (ii) obtained all consents, authorizations and waivers, and (iii) taken any and all other actions necessary to authorize and validate the execution and performance of this Agreement and all transactions contemplated by it.

d)

Celebra y otorga debidamente este Convenio, el cual constituye una obligación legal, válida, vinculante y exigible en su contra.  La celebración y el cumplimiento de este Convenio no están prohibidos en la ley aplicable ni violan la misma.

e)This Agreement is duly executed and delivered by it, and constitutes its lawful, valid and legally binding and enforceable obligations.  The execution and performance of this Agreement are not prohibited by and do not violate any applicable law.

e)

Celebra este Convenio para no continuar con el Arbitraje y transigir la Controversia en los términos y condiciones previstos en este Convenio, los cuales han sido convenidos sin que exista dolo, error o mala fe.

f)It enters into this Agreement to discontinue the Arbitration and settle the Dispute under the terms and conditions set forth in this Agreement, which have been agreed without the existence of fraud, error or bad faith.

III. AdR, a través de su representante legal Frederick W. McTaggart, otorga las siguientes declaraciones y garantías, que son exactas y se encuentran en vigor a la fecha de celebración de este Convenio:

III. AdR, through its legal representative Frederick W. McTaggart, makes the following representations and warranties, which are accurate and effective as of the signature date of this Agreement:

a)

Es una Sociedad Anónima Promotora de Inversión de Capital Variable constituida y con existencia válida de conformidad con las leyes de México, según se evidencia en la escritura pública número 112,154, de fecha 17 de agosto de 2016, otorgada ante el Lic. Carlos Enrique de Rivera Castellanos, Notario Público número 9 para Mexicali, Baja California y tiene personalidad jurídica para celebrar y otorgar este Convenio.

a)It is a Sociedad Anónima Promotora de Inversión de Capital Variable legally constituted and existing in accordance with the laws of Mexico, as evidenced by public deed number 112,154, dated 17 August 2016, executed before Mr. Carlos Enrique de Rivera y Castellanos, Notary Public 9 of Mexicali, Baja California and has full legal capacity to enter into and perform this Agreement.

b)Su representante legal tiene personalidad jurídica y todas las facultades necesarias para celebrar este Convenio en su representación, según se evidencia en la escritura pública número 86,607, de fecha 2 de mayo de 2024, otorgada ante el Lic. Luis de Angoitia Becerra, Notario Público número 109 de la Ciudad de México (que se acompaña como Anexo 3 a este Convenio), y que dichas facultades no le han sido revocadas, modificadas ni limitadas de ninguna forma a la fecha de celebración de este Convenio.

c)Its legal representative has full legal authority and capacity to enter into this Agreement on behalf of it, as evidenced by public deed number 86,607, dated 2 May 2024, executed before Mr. Luis Angoitia Becerra, Notary Public 109 of Mexico City (attached as Annex 3 to this Agreement), and said authority and capacity have not been revoked, modified or limited in any form on the signature date of this Agreement.

c)

Que ha (i) cumplido con todos los requerimientos y procedimientos legales, (ii) obtenido todos los consentimientos, autorizaciones y renuncias, y (iii) tomado todas las acciones necesarias para autorizar y validar la celebración y el cumplimiento de este Convenio y todas las operaciones contempladas en el mismo.

d)
It has (i) satisfied all legal requirements and procedures, (ii) obtained all consents, authorizations and waivers, and (iii) taken any and all other actions necessary to authorize and validate the execution and performance of this Agreement and all transactions contemplated by it.

d)

Celebra y otorga debidamente este Convenio, el cual constituye una obligación legal, válida, vinculante y exigible en su contra.  La celebración y el cumplimiento de este Convenio no están prohibidos en la ley aplicable ni violan la misma.

e)
This Agreement is duly executed and delivered by it, and constitutes its lawful, valid and legally binding and enforceable obligations.  The execution and performance of this Agreement are not prohibited by and do not violate any applicable law.

e)

Celebra este Convenio para dar por terminado con el Arbitraje y transigir la Controversia en los términos y condiciones previstos en este Convenio, los cuales han sido convenidos sin que exista dolo, error o mala fe.

f)
It enters into this Agreement to discontinue the Arbitration and settle the Dispute under the terms and conditions set forth in this Agreement, which have been agreed without the existence of fraud, error or bad faith.

IV. El Gobierno de BC, a través de su representante legal Marco Antonio Moreno Mexía, Secretario de Hacienda, otorga las siguientes declaraciones y garantías, que son exactas y se encuentran en vigor a la fecha de celebración de este Convenio:

IV. The BC Government, through its legal representative Marco Antonio Moreno Mexía, Treasury Secretary, makes the following representations and warranties, which are accurate and effective as of the signature date of this Agreement:

a)

El Estado de Baja California es miembro integrante e inseparable de los Estados Unidos Mexicanos, de conformidad con los artículos 40, 42, sección I y 43 de la Constitución Política de los Estados Unidos Mexicanos, y los artículos 1 y 4 de la Constitución Política de Estado Libre y Soberano de Baja California.

a)
The State of Baja California is an integral and inseparable member of the United Mexican States, according to articles 40, 42 section I and 43 of the United Mexican States Political Constitution, and articles 1 and 4 of the Political Constitution of the Sovereign and Free State of Baja California.

b)
Su representante legal, tiene personalidad jurídica conforme a su designación por Marina del Pilar Ávila Olmeda, Gobernadora del Estado de Baja California (que se acompaña como Anexo 4 a este Convenio) de conformidad con los artículos 30 fracción II y 32 fracción XXIII de la Ley Orgánica del Ejecutivo del Estado de Baja California y cualquiera otra fuente aplicable, y cuenta con todas las facultades y poderes necesarios para celebrar este Convenio en su representación, las cuales no le han sido revocadas, modificadas ni limitadas de ninguna forma a la fecha de celebración de este Convenio.

c)
Its legal representative, by authority of his designation by Marina del Pilar Avila Olmeda, Governor of the State of Baja California (attached as Annex 4 to this Agreement), according to articles 30 section II and 32 section XXIII of the Organic Law of the Executive Branch of Baja California Government and any other enabling powers, has full legal authority and capacity to enter into this Agreement on behalf of it, and said authority and capacity have not been revoked, modified or limited in any form on the signature date of this Agreement.

c)

Que ha (i) cumplido con todos los requerimientos y procedimientos legales, (ii) obtenido todos los consentimientos, autorizaciones y renuncias, y (iii) tomado todas las acciones necesarias para autorizar y validar la celebración y cumplimiento de este Convenio y todas las operaciones contempladas en el mismo, incluyendo comprar la Documentación del Proyecto (término definido más adelante) de NSC.

d)
It has (i) satisfied all legal requirements and procedures, (ii) obtained all consents, authorizations and waivers, and (iii) taken any and all other actions necessary to authorize and validate the execution and performance of this Agreement and all transactions contemplated by it, including to purchase the Project Documentation (defined below) from NSC.

d)

Celebra y otorga debidamente este Convenio, el cual constituye una obligación legal, válida, vinculante y exigible en su contra.  La celebración y el cumplimiento de este Convenio no están prohibidos en la ley aplicable ni violan la misma.

e)
This Agreement is duly executed and delivered by it and constitutes its lawful, valid and legally binding and enforceable obligations.  The execution and performance of this Agreement are not prohibited by and do not violate any applicable law.

e)

Celebra este Convenio para terminar con el Arbitraje y transigir la Controversia en los términos y condiciones previstos en el mismo, los cuales han sido convenidos sin que exista dolo, error o mala fe.

f)
It enters into this Agreement to discontinue the Arbitration and settle the Dispute under the terms and conditions set forth in this Agreement, which have been agreed without the existence of fraud, error or bad faith.

V. FONADIN, a través de su Delegado Fiduciario Carlos Andrés Puente López, Director de Agua, Energía y Medio Ambiente adscrito a la Unidad de Banca de Inversión y apoderado de Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo, otorga las siguientes declaraciones, que son exactas y se encuentran en vigor a la fecha de celebración de este Convenio:

V. FONADIN, through its Delegate Carlos Andrés Puente López, Director de Agua, Energía y Medio Ambiente adscrito a la Unidad de Banca de Inversión and legal representative of Banco Nacional de Obras y Servicios Públicos, Sociedad Nacional de Crédito, Institución de Banca de Desarrollo makes the following representations, which are accurate and effective as of the signature date of this Agreement:

a)El Banco Nacional de Obras y Servicios Públicos, (BANOBRAS) es una Sociedad Nacional de Crédito, debidamente constituida conforme a las leyes de los Estados Unidos Mexicanos y actúa en el presente Convenio exclusivamente como fiduciario en el FONADIN, fideicomiso público, no considerado entidad paraestatal.

a)
Banco Nacional de Obras y Servicios Públicos (BANOBRAS) is a National Credit Corporation, constituted in accordance with the laws of the United Mexican States and enters into this Agreement exclusively as trustee (fiduciario) of FONADIN, a public trust (fideicomiso público) that is not considered a parastatal entity.

b)

Su Delegado Fiduciario cuenta con todas las facultades y poderes necesarios para celebrar este Convenio en su representación, mismas que se acreditan a través de la escritura pública número 56,386, de fecha 20 de junio de 2019, otorgada ante el Lic. Gabriel Benjamín Diaz Soto, Notario Público número 131 de la Ciudad de México; y, la escritura pública número 147,850 de fecha 17 de noviembre de 2023, otorgada ante el Lic. José

b)
Its Delegate has full legal authority and capacity to enter into this Agreement on behalf of it, as evidenced by the public deed number 56,386 dated 20 June 2019, executed before Mr. Gabriel Benjamín Diaz Soto, Notary Public 131 of Mexico City; and, public deed number 147,850 dated 17 November 2023, executed before Mr. José Angel Villalobos Magaña, Notary Public 9 of Mexico City (attached to this Agreement as Annex 5 and Annex 6

Ángel Villalobos Magaña, Notario Público número 9 de la Ciudad de México, (que se acompañan como Anexo 5 y Anexo 6, respectivamente a este Convenio) las cuales no le han sido revocadas, modificadas ni limitadas de ninguna forma a la fecha de celebración de este Convenio.

respectively) and said authority and capacity have not been revoked, modified or limited in any form on the signature date of this Agreement.

c)

Que ha (i) cumplido con todos los requerimientos y procedimientos legales, (ii) obtenido todos los consentimientos, autorizaciones y renuncias, y (iii) tomado todas las acciones necesarias para autorizar y validar la celebración y cumplimiento de este Convenio y todas las operaciones contempladas en el mismo, incluyendo la celebración y cumplimiento de la Escritura de Compra Venta (término definido más adelante).

El 31 de octubre de 2023, su Comité Técnico adoptó el Acuerdo CT/5ª EXT/31-OCTUBRE-2023/V-A (que se acompaña como Anexo 7 a este Convenio) que autorizó la Inversión del Fideicomiso en Infraestructura para que el FONADIN invierta en la adquisición del terreno propiedad de NSC, incluyendo los derechos de vía relacionados (el “Terreno”), y autorizó al Fiduciario del mismo la celebración de los instrumentos necesarios para dicha adquisición.

c)It has (i) satisfied all legal requirements and procedures, (ii) obtained all consents, authorizations and waivers, and (iii) taken any and all other actions necessary to authorize and validate the execution and performance of this Agreement and all transactions contemplated by it, including to enter into and perform the Deed (defined below).

On 31 October 2023, its Technical Committee adopted Agreement CT/5ª EXT/31-OCTUBRE-2023/V-A (attached to this Agreement as Annex 7), which authorized the Investment of the Infrastructure Trust so that FONADIN may invest in the acquisition of the land owned by NSC, including the rights of way relating to that land (“Land”), and authorized the execution of the instruments necessary for said acquisition.

d)Celebra y otorga debidamente este Convenio, el cual constituye una obligación legal, válida, vinculante y, exigible en su contra.  La celebración y el cumplimiento de este Convenio no están prohibidos en la ley aplicable ni violan la misma.

d)This Agreement is duly executed and delivered by it and constitutes its lawful, valid and legally binding and enforceable obligations.  The execution and performance of this Agreement are not prohibited by and do not violate any applicable law.

e)

Comparece exclusivamente con el objeto de obligarse a adquirir el Terreno conforme a los términos y condiciones de este Convenio y de la escritura pública (la “Escritura de Compra Venta”), que se convinieron sin que hubiera dolo o error.

e)It appears exclusively for the purpose of committing to purchase the Land under the terms and conditions of this Agreement and the public deed  (“Deed”), which have been agreed without the existence of fraud or error.

EN TESTIMONIO DE LO ANTERIOR y en consideración de las declaraciones y garantías anteriores, las Partes en este acto se obligan al tenor de las siguientes.	THEREFORE, and considering the representations and warranties above, the Parties hereby agree to the following.
CLAUSES

CLÁUSULAS

PRIMERA. Terminación del Arbitraje.  Dentro de los dos días hábiles posteriores a la firma de este Convenio, CW entregará al Secretario General del CIADI la carta que se acompaña a este Convenio como Anexo 8 en la que CW solicita la terminación del arbitraje de conformidad con la Regla de Arbitraje 44 del Reglamento de Arbitraje del CIADI (“Solicitud de Terminación”).  Conforme a la Regla 44 del Reglamento de Arbitraje del CIADI, el Secretario General invitará a México a confirmar su acuerdo u objeción a la Solicitud de Terminación.  Si México confirma su acuerdo, el Secretario General emitirá una Resolución tomando nota de la terminación del Procedimiento de Arbitraje.  Una vez que CW reciba la resolución del Secretario General, CW la remitirá de inmediato al Gobierno de BC y al FONADIN por correo electrónico a las direcciones de correo electrónico prevista en la cláusula OCTAVA de este instrumento.  El correo electrónico se considerará recibido al momento en que se envíe.  Independientemente de la cláusula OCTAVA de este instrumento, CW no estará obligado a enviar una copia impresa de la orden del Secretario General al Gobierno de BC ni al FONADIN.

FIRST. Discontinuance of the Arbitration.  Within two business days of signing this Agreement, CW shall submit to the Secretary-General of ICSID the letter attached to this Agreement as Annex 8, in which CW requests the discontinuance of the Arbitration in accordance with ICSID Arbitration Rule 44 (“Discontinuance Request”).  Under ICSID Arbitration Rule 44, the Secretary-General will invite Mexico to confirm its agreement or objection to the Discontinuance Request.  If Mexico confirms its agreement, the Secretary-General will issue an order taking note of the discontinuance to the Arbitration.  Once CW receives the Secretary-General’s order, CW shall promptly forward it to the BC Government and FONADIN by email to the email addresses set forth in clause EIGHTH below.  The email shall be deemed received when it is sent.  Notwithstanding clause EIGHTH below, CW shall not be required to send a hardcopy of the Secretary-General’s order to the BC Government and FONADIN.

SEGUNDA. Fecha del Cierre.  Dentro de los cinco días hábiles posteriores a que CW envíe la Solicitud de Terminación de conformidad con la cláusula PRIMERA anterior, las Partes comparecerán en la oficina del Lic. Juan José Thomas Moreno, Notario Público 7 en Tijuana, ubicada en Avenida Jalisco 2592, colonia Dávila, Tijuana, Baja California, C.P. 22044, México y celebrarán la Escritura de Compra Venta del Terreno de conformidad con la cláusula TERCERA siguiente (la “Fecha del Cierre”).

SECOND. Closing Day.  Within five business days after CW sends the Discontinuance Request in accordance with clause FIRST above, the Parties shall appear at the office of Mr. Juan José Thomas Moreno, Notary Public 7 at Tijuana, located at Avenida Jalisco 2592, colonia Dávila, Tijuana, Baja California, C.P. 22044, México  and shall execute the Deed for the sale and purchase of the Land in accordance with clause THIRD below (“Closing Day”).

TERCERA. Compra del Terreno.  En la Fecha del Cierre, FONADIN adquirirá el Terreno a NSC suscribiendo la Escritura de Compra Venta (cuyo borrador se acompaña a este Convenio como Anexo 9) y simultáneamente transferirá la cantidad de $596’144,000 M.N. (quinientos noventa y seis millones ciento cuarenta y cuatro mil pesos 00/100 moneda nacional) a CW (o su equivalente en dólares americanos de acuerdo con el tipo de cambio de peso mexicano a dólar americano publicado por el Banco de México en la fecha de firma de este Convenio), quien recibirá este monto en representación de NSC

THIRD. Purchase of Land.  On the Closing Day, FONADIN shall purchase the Land from NSC by signing the Deed (a draft of which is attached to this Agreement as Annex 9) and simultaneously transfer MXN$ 596,144,000 to CW (or its equivalent in US dollars according to the MXN$-US$ exchange rate published by the Bank of Mexico on the date of signature of this Agreement), which will receive this amount on behalf of NSC in accordance with NSC’s instructions in the letter attached as Annex 10 to this Agreement.

de conformidad con las instrucciones de NSC contenidas en la carta que se acompaña como Anexo 10 de este Convenio.

CUARTA. Compra de la Documentación del Proyecto.  Dentro de los diez días hábiles posteriores a la Fecha del Cierre, el Gobierno de BC y NSC celebrarán un contrato de compraventa bajo términos aceptables para NSC, en virtud del cual el Gobierno de BC le pagará a NSC la cantidad de MXN $20,000,000 (más, de resultar aplicable, un monto calculado de conformidad con el Incremento por Tipo de Cambio, definido a continuación) para comprar la documentación de NSC con respecto al proyecto desalinizador que desarrollarían NCS, CW y AdR en el Terreno (la “Documentación del Proyecto”).  CW recibirá dicha cantidad en representación de NSC de acuerdo con las instrucciones de NSC contenidas en la carta que se acompaña como Anexo 10 de este Convenio.

Si el tipo de cambio de peso mexicano a dólar americano publicado por el Banco de México en la fecha de firma del Convenio de Transacción es tal que $616’144,000.00 M.N. (seiscientos dieciséis millones ciento cuarenta y cuatro mil pesos 00/100 moneda nacional) (esto es, por el precio del Terreno y Documentación del Proyecto) corresponde a menos de USD$35’000,000.00 (treinta y cinco millones de dólares 00/100 moneda del curso legal de Estados Unidos de América), entonces el precio de los Documentación del Proyecto a pagar por el Gobierno de BC será incrementado (por una cantidad en pesos mexicanos), de modo tal que el precio total del Terreno y Documentación del Proyecto corresponda al menos a la cantidad de USD$35’000,000.00 (treinta y cinco millones de dólares 00/100 moneda del curso legal de Estados Unidos de América), de acuerdo con el tipo de cambio de peso mexicano a dólar americano publicado por el Banco de México en la fecha de firma del Convenio de Transacción (“Incremento por Tipo de Cambio”).

FOURTH. Purchase of Project Documentation.  Within ten business days of the Closing Day, the BC Government and NSC shall execute an agreement under terms acceptable to NSC, pursuant to which the BC Government will pay MXN 20,000,000 (plus, if applicable, an amount calculated pursuant to the Exchange Rate Gross-Up, defined below) to NSC to purchase NSC’s documentation relating to the desalination project that it, CW, and AdR were going to develop on the Land (“Project Documentation”).  CW will receive this amount on behalf of NSC in accordance with NSC’s instructions in the letter attached as Annex 10 to this Agreement.

If the MXN$-US$ exchange rate published by the Bank of Mexico on the date of signature of the Settlement Agreement is such that MXN$616,144,000 (i.e., the price of the Land and Project Documentation) corresponds to less than US$ 35,000,000, then the price of the Project Documentation payable by BC Government will be increased (by an amount of MXN$) so that the total price of the Land and Project Documentation in MXN$ corresponds to at least US$ 35,000,000, according to the MXN$-US$ exchange rate published by the Bank of Mexico on the date of signature of the Settlement Agreement (“Exchange Rate Gross-Up”).

QUINTA. Inexistencia de Pago por la Solicitud de Terminación.  CW no recibirá ningún pago por la presentación de la Solicitud de Terminación.  Los montos pagados de conformidad con las cláusulas TERCERA y CUARTA se adeudan a NSC por la venta del Terreno y de la Documentación del Proyecto.

FIFTH. No payment for the Discontinuance Request.  CW shall not receive any payment for the submission of the Discontinuance Request.  The amounts paid pursuant to clauses THIRD and FOURTH are owed to NSC for the sale of the Land and the Project Documentation.

SEXTA. Finiquito.  Una vez que las Partes hayan cumplido en su totalidad con sus obligaciones conforme a las cláusulas PRIMERA, SEGUNDA, TERCER y CUARTA anteriores: (i) las Partes quedarán exoneradas de toda obligación hacia la otra en relación con el Contrato de APP, la Controversia y el Arbitraje; y (ii) ninguna Parte instaurará ningún procedimiento jurídico o de cualquier otra naturaleza, en contra de la otra con respecto a los asuntos que se transijan mediante este Convenio.  Lo anterior es sin detrimento de los derechos de cada una de las Partes a instaurar procedimientos legales en contra de la otra con respecto a su cumplimiento con este Convenio de Transacción, cuyos derechos quedan reservados.

SIXTH. Release and discharge.  Once the Parties have fully discharged their obligations under clauses FIRST, SECOND, THIRD, and FOURTH above: (i) the Parties are released from all obligations toward each other in connection with the APP Contract, the Dispute, and the Arbitration; and (ii) no Party shall institute any legal proceedings of whatever nature against another Party with respect to the matters which have been settled by this Agreement.  The foregoing is without prejudice to the rights of each Party to institute legal proceedings against another Party regarding its compliance with this Settlement Agreement, which rights are preserved.

SÉPTIMA.  No admisión de responsabilidad.  El presente Convenio se celebra sin que ninguna de las Partes admita responsabilidad, obligación (a excepción de las obligaciones asumidas conforme a este Convenio) o hecho alguno.

SEVENTH. No admission of liability. This Agreement is made without any admission by the Parties of any liability, obligation (except for obligations assumed pursuant to this Agreement) or fact.

OCTAVA. Notificaciones. Todas las notificaciones que deban otorgarse entre las Partes con respecto a este Convenio deberán ser por escrito y entregarse por correo electrónico, en persona o por servicio de mensajería dirigidas a los domicilios que se prevén a continuación o a cualquier otro lugar y domicilios que cualquiera de las partes instruya por escrito a la otra.

EIGHTH. Notices. Any notice between the Parties in relation to this Agreement must be in writing and delivered by email, in person or by courier to the addresses set forth below, or to such other places and addresses as either party directs in writing to the other.

Las notificaciones por correo electrónico se considerarán recibidas al momento en que se envíen.  Las notificaciones entregadas en persona se considerarán recibidas cuando se entreguen con acuse de recibo y las notificaciones entregadas por servicio de mensajería se considerarán recibidas cuando se entreguen con comprobante de entrega.

Notices by email shall be deemed received when sent.  Notices in person shall be deemed received when delivered with acknowledgement of receipt, and notices by courier shall be deemed received when delivered with proof of delivery.

Para los efectos anteriores, las Partes designan los siguientes como sus domicilios.	For purposes of the foregoing, the Parties designate the following as their addresses.
a) Dirigidas a CW: ‘s-Gravelandseweg 63 Unit 2.08 1217 EJ Hilversum Países Bajos A la atención de: Frederick W. McTaggart (rmctaggart@cwco.com)
a)To CW:

‘s-Gravelandseweg 63 Unit 2.08

1217 EJ Hilversum

Netherlands

Attn.: Frederick W. McTaggart (rmctaggart@cwco.com)

b)To NSC:

Av. Paseo de los Héroes 10289, Int. 302, Zona Río

Tijuana

Baja California, México

Attn.: Frederick W. McTaggart (rmctaggart@cwco.com)

c)To AdR:

Av. Paseo de los Héroes 10289, Int. 302, Zona Río

Tijuana

Baja California, México

Attn.: Frederick W. McTaggart (rmctaggart@cwco.com)

d)To the BC Government:

Edificio del Poder Ejecutivo, 4to piso

Calzada Independencia 994, Centro Cívico

Mexicali, 2100

Baja California, México

Attn.:

Marco Antonio Moreno Mexía (mmoreno@baja.gob.mx)

Treasury Secretary

e)To FONADIN:

Av. Javier Barros Sierra 515,

Col. Lomas de Santa Fe, C.P. 01219, Ciudad de México, México

Attn.:

Carlos Andrés Puente López (Carlos.Puente@banobras.gob.mx)

Banobras

Dirección de Agua, Energía y Medio Ambiente

b)

Dirigidas a NSC:

Av. Paseo de los Héroes 10289, Int. 302, Zona Río

Tijuana

Baja California, México

A la atención de: Frederick W. McTaggart (rmctaggart@cwco.com)

c)

Dirigidas a AdR:

Av. Paseo de los Héroes 10289, Int. 302, Zona Río

Tijuana

Baja California, México

A la atención de: Frederick W. McTaggart (rmctaggart@cwco.com)

d)

Dirigidas al Gobierno de BC:

Edificio del Poder Ejecutivo, 4to piso

Calzada Independencia 994, Centro Cívico

Mexicali, 2100

Baja California, México

A la atención de:

Marco Antonio Moreno Mexía (mmoreno@baja.gob.mx)

Secretario de Hacienda

e)

Dirigidas a FONADIN:

Av. Javier Barros Sierra 515,

Col. Lomas de Santa Fe, C.P. 01219, Ciudad de México, México

A la atención de:

Carlos Andrés Puente López (Carlos.Puente@banobras.gob.mx)

Banobras

Dirección de Agua, Energía y Medio Ambiente

NINTH. Language. The English and Spanish versions of this Agreement are equally authentic.

NOVENA. Idioma. Las versiones en inglés y español del presente Convenio se considerarán igualmente válidas.
DÉCIMA. Acuerdo Total. El presente Convenio contiene el acuerdo y entendimiento totales entre las Partes, con respecto a la Avenencia de la Controversia.	TENTH. Full Agreement. This Agreement sets forth the full agreement and understanding between the Parties, regarding the settlement of the Dispute.
Ninguna reforma, cambio, modificación de una disposición de este Convenio, o su renuncia surtirá efecto alguno, a menos que se encuentre por escrito y firmada por ambas Partes.	No amendment, change, modification of any provision of this Agreement, or any waiver thereof, shall be effective unless in writing and signed by both Parties.

El presente Convenio deja sin efectos todas, cada y cualesquiera de las comunicaciones, negociaciones, declaraciones y acuerdos anteriores, de existir, entre las Partes y sus abogados con respecto a la transacción de la Controversia, la cual constituye el acuerdo total entre las Partes y sus abogados al respecto y da por terminadas y anula todas y cualesquiera de las negociaciones, acuerdos o declaraciones, de existir, verbales o escritos, entre las Partes o sus abogados con respecto a la transacción de la Controversia.

This Agreement supersedes all prior communications, negotiations, representations, and agreements, if any, between the Parties and their attorneys regarding the settlement of the Dispute and constitutes the entire agreement between the Parties and their attorneys regarding settlement of the Dispute, and terminates and nullifies any other negotiations, agreements, or representations, if any, written or oral, between the Parties or their attorneys regarding settlement of the Dispute.

Si se determina que una disposición de este Convenio es ilegal, inválida o inexigible, la misma no surtirá efecto alguno y se tratará como si no se hubiese incluido en este Convenio en la medida de su ilegalidad, invalidez o inexigibilidad; sin embargo, no se afectará la validez ni la exigibilidad de las demás disposiciones de este Convenio.

If a provision of this Agreement is found to be illegal, invalid, or unenforceable, then to the extent it is illegal, invalid, or unenforceable, that provision will be given no effect and will be treated as though it were not included in this Agreement, but the validity or enforceability of the remaining provisions of this Agreement will not be affected.

DÉCIMA PRIMERA. Encabezados e Interpretación. Los encabezados contenidos en este Convenio se insertaron para objetos de referencia únicamente y no se considerarán parte del mismo al interpretarlo.

ELEVENTH. Headings and Construction. Headings contained in this Agreement have been inserted for reference purposes only and shall not be considered part of this Agreement in construing this Agreement.

A menos que el contexto indique claramente lo contrario, según se utilizan en este Convenio: (a) los términos usados en masculino, femenino o neutro incluirán los demás géneros, (b) los términos utilizados en singular o plural incluirán al otro, y (c) los términos “incluir”, “incluye” e “incluyendo” (o similares) tienen por objeto no denotar exclusividad y se considerará que van seguidos de las frases “entre otros”, “de manera enunciativa mas no limitativa” o palabras con significado similar.

Unless the context clearly indicates otherwise, as used in this Agreement: (a) terms used in the masculine, feminine or the neuter include the others, (b) terms used in the singular or the plural include the other, and (c) the terms “include,” “includes” and “including” (or similar terms) are intended to convey non-exclusivity, and are to be deemed followed by “without limitation,” “but not limited to” or words of similar import.

DÉCIMA SEGUNDA. Ley Aplicable y solución de controversias. El presente Convenio y los asuntos que surjan o se relacionen con el mismo se regirán con las leyes federales de México.	TWELFTH. Governing Law and dispute resolution. This Agreement and any matter arising out of or in connection with it are governed by the federal laws of Mexico.

Todas las controversias que surjan o se relacionen con el presente Convenio se dirimirán definitivamente mediante arbitraje conforme a las Reglas de Arbitraje de la Cámara de Comercio Internacional por tres árbitros designados de conformidad con dichas Reglas. No se publicará ningún laudo, orden procesal o presentación por escrito hechas en el arbitraje.  El lugar del arbitraje será la Ciudad de México, México.

All disputes arising out of or in connection with the present contract shall be finally settled by arbitration under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules. No award, procedural order, or written submissions made in the arbitration shall be published.  The place of the arbitration shall be Mexico City, Mexico.

DÉCIMA TERCERA. Ejemplares. El presente Convenio podrá celebrarse en dos o más ejemplares, cada uno de ellos, una vez celebrado por todas las Partes, se considerará un original, y todos ellos en conjunto constituirán uno solo y el mismo Convenio entre las Partes.

THIRTEENTH. Counterparts. This Agreement may be executed in two or more counterparts, each counterpart, when executed by all Parties shall be deemed as an original, and all of them together shall constitute one and the same agreement between the Parties.

DÉCIMA CUARTA.  Confidencialidad.  Con sujeción al resto de esta cláusula, las Partes convienen en tratar este Convenio en su totalidad, incluyendo sus anexos, como confidencial y no dar a conocer su existencia ni sus términos, excepto según se requiera para cumplir con las leyes aplicables o una orden de un tribunal o autoridad competente o para el reconocimiento y ejecución de los derechos de las Partes.  Las Partes reconocen que conforme a las leyes de Estados Unidos de América la sociedad matriz de CW, Consolidated Water Co. Ltd., está obligada a hacer revelaciones sobre este Convenio a la Comisión de Bolsa y Valores [Securities and Exchange Commission].  CW notificará de inmediato al Gobierno de BC y al FONADIN cuando se hagan dichas revelaciones.  Al momento de dicha notificación, las Partes podrán revelar la existencia y los términos de este Convenio.

FOURTEENTH.  Confidentiality.  Subject to the remainder of this clause, the Parties undertake to treat this entire Agreement, including its annexes, as confidential and not to disclose the existence of this Agreement or its terms, except as required to comply with applicable law or with any order of a competent court, tribunal or authority, or for the recognition and enforcement of the Parties’ rights.  The Parties acknowledge that CW’s parent company, Consolidated Water Co. Ltd., is required under US law to make disclosures regarding this Agreement to the Securities and Exchange Commission.  CW will promptly notify the BC Government and FONADIN once such disclosures are made.  Upon that notification, the Parties may disclose the existence and terms of this Agreement.

EN TESTIMONIO DE LO ANTERIOR, las Partes celebran este Convenio el 28 de mayo de 2024.	IN WITNESS WHEREOF, the Parties have entered into this Agreement on 28 May 2024.
/s/ Frederick W. Mc Taggart	/s/ Marco Antonio Moreno Mexía
Frederick W. Mc Taggart Miembro del Consejo de Administración Consolidated Water Coöperatief, U.A.	Marco Antonio Moreno Mexía Secretario de Hacienda Gobierno Libre y Soberano de Baja California
/s/ Frederick W. Mc Taggart	/s/ Carlos Andrés Puente López
Frederick W. Mc Taggart N.S.C. Agua, S.A. de C.V.	Carlos Andrés Puente López Banco Nacional de Obras y Servicios Públicos Dirección de Agua, Energía y Medio Ambiente
/s/ Frederick W. Mc Taggart
Frederick W. Mc Taggart Aguas de Rosarito, S.A.P.I. de C.V.

Lista de Anexos	List of Annexes
1. Escritura pública número 78,723, de fecha 27 de mayo de 2024, otorgada ante el Lic. Luis Felipe Ordaz González, Notario Público No. 5 de Querétaro, Querétaro (autorización CW)	1. Public deed number 78,723, dated May 27, 2024, executed before Mr. Luis Felipe Ordaz González, Notary Public No. 5 for Querétaro (CW authorization)
2. Escritura pública número 86,512 de fecha 12 de abril de 2024, otorgada ante el Lic. Luis de Angoitia Becerra, Notario Público número 109 de la Ciudad de México (autorización NSC)	2. Public deed number 86,512 dated 12 April 2024, executed before Mr. Luis Angoitia Becerra, Notary Public 109 of Mexico City (NSC authorization)
3. Escritura pública número 86,607, de fecha 2 de mayo de 2024, otorgada ante el Lic. Luis de Angoitia Becerra, Notario Público número 109 de la Ciudad de México (autorización AdR)	3. Public deed number 86,607, dated 2 May 2024, executed before Mr. Luis Angoitia Becerra, Notary Public 109 of Mexico City (AdR authorization)
4.
Copia autorizada de certificado emitido por el Secretario General de Gobierno y el Director de Recursos Humanos del Gobierno del Estado de Baja California de fecha 1 de noviembre de 2021 que certifica la designación de Marco Antonio Moreno Mexia como Secretario de Hacienda (autorización Gobierno de BC)

4.
Authorized copy of the certificate issued by the Secretary-General of the Government and the Director of Human Resources of the State of Baja California dated 1 November 2021, certifying the appointment of Marco Antonio Moreno Mexia as Secretary of Finance (BC Government authorization)

5. Escritura pública número 56,386, de fecha 20 de junio de 2019, otorgada ante el Lic. Gabriel Benjamín Diaz Soto, Notario Público número 131 de la Ciudad de México (autorización FONADIN)	5. Public deed number 56,386 dated June 20, 2019, executed before Mr. Gabriel Benjamín Diaz Soto, Notary Public 131 of Mexico City (FONADIN authorization)
6. Escritura pública número 147,850 de fecha 17 de noviembre de 2023, otorgada ante el Lic. José Ángel Villalobos Magaña, Notario Público número 9 de la Ciudad de México (autorización FONADIN)	6. Public deed number 147,850 dated November 17, 2023, executed before Mr. José Angel Villalobos Magaña, Notary Public 9 of Mexico City (FONADIN authorization)
7. Carta de Carlos Puente a Marco Moreno de facha 10 de noviembre de 2023, que contiene el Acuerdo CT/5ª EXT/31-OCTUBRE-2023/V-A del Comité Técnico del FONADIN	7. Letter from Carlos Puente to Marco Moreno dated 10 November 2023, which contains Agreement CT/5ª EXT/31-OCTUBRE-2023/V-A of the Technical Committee of FONADIN
8. Carta de CW al CIADI solicitando la terminación del Arbitraje (no firmado)	8. Letter from CW to ICSID requesting the discontinuance of the Arbitration (unsigned)
9. Borrador de Escritura Pública para compraventa del Terreno, entre NSC como Vendedora, FONADIN como Comprador y el Gobierno de BC como Depositario	9. Draft Public Deed for the sale of the Land, between NSC as Seller, FONADIN as Buyer and the BC Government as Depositary
10. Carta de NSC al Gobierno de BC y al FONADIN de fecha 20 de mayo de 2024	10. Letter from NSC to the BC Government and FONADIN dated 20 May 2024

Anexo 1

Escritura pública número 78,723, de fecha 27 de mayo de 2024, otorgada ante el Lic. Luis Felipe Ordaz González, Notario Público No. 5 de Querétaro, Querétaro (autorización CW)

Annex 1

Public deed number 78,723, dated May 27, 2024, executed before Mr. Luis Felipe Ordaz González, Notary Public No. 5 for Querétaro (CW authorization)

Anexo 2

Escritura pública número 86,512 de fecha 12 de abril de 2024, otorgada ante el Lic. Luis de Angoitia Becerra, Notario Público número 109 de la Ciudad de México (autorización NSC)

Annex 2

Public deed number 86,512 dated 12 April 2024, executed before Mr. Luis Angoitia Becerra, Notary Public 109 of Mexico City (NSC authorization)

Anexo 3

Escritura pública número 86,607, de fecha 2 de mayo de 2024, otorgada ante el Lic. Luis de Angoitia Becerra, Notario Público número 109 de la Ciudad de México (autorización AdR)

Annex 3

Public deed number 86,607, dated 2 May 2024, executed before Mr. Luis Angoitia Becerra, Notary Public 109 of Mexico City (AdR authorization)

Anexo 4

Copia autorizada de certificado emitido por el Secretario General de Gobierno y el Director de Recursos Humanos del Gobierno del Estado de Baja California de fecha 1 de noviembre de 2021 que certifica la designación de Marco Antonio Moreno Mexia como Secretario de Hacienda (autorización Gobierno de BC)

Annex 4

Authorized copy of the certificate issued by the Secretary-General of the Government and the Director of Human Resources of the State of Baja California dated 1 November 2021, certifying the appointment of Marco Antonio Moreno Mexia as Secretary of Finance (BC Government authorization)

Anexo 5

Escritura pública número 56,386, de fecha 20 de junio de 2019, otorgada ante el Lic. Gabriel Benjamín Diaz Soto, Notario Público número 131 de la Ciudad de México (autorización FONADIN)

Annex 5

Public deed number 56,386 dated June 20, 2019, executed before Mr. Gabriel Benjamín Diaz Soto, Notary Public 131 of Mexico City (FONADIN authorization)

Anexo 6

Escritura pública número 147,850 de fecha 17 de noviembre de 2023, otorgada ante el Lic. José Ángel Villalobos Magaña, Notario Público número 9 de la Ciudad de México (autorización FONADIN)

Annex 6

Public deed number 147,850 dated November 17, 2023, executed before Mr. José Angel Villalobos Magaña, Notary Public 9 of Mexico City (FONADIN authorization)

Anexo 7

Carta de Carlos Puente a Marco Moreno de facha 10 de noviembre de 2023, que contiene el Acuerdo CT/5ª EXT/31-OCTUBRE-2023/V-A del Comité Técnico del FONADIN

Annex 7

Letter from Carlos Puente to Marco Moreno dated 10 November 2023, which contains Agreement CT/5ª EXT/31-OCTUBRE-2023/V-A of the Technical Committee of FONADIN

Anexo 8

Carta de CW al CIADI solicitando la terminación del Arbitraje (no firmado)

Annex 8

Letter from CW to ICSID requesting the discontinuance of the Arbitration (unsigned)

Anexo 9

Borrador de Escritura Pública para compraventa del Terreno, entre NSC como Vendedora, FONADIN como Comprador y el Gobierno de BC como Depositario

Annex 9

Draft Public Deed for the sale of the Land, between NSC as Seller, FONADIN as Buyer and the BC Government as Depositary

Anexo 10

Carta de NSC al Gobierno de BC y al FONADIN de fecha 20 de mayo de 2024

Annex 10

Letter from NSC to the BC Government and FONADIN dated 20 May 2024